                             POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments
to the Registration  Statement   of  the   hereinafter   described   entity
as  such attorney-in-fact, or any one of them, may deem appropriate:

Registrant                           Registration Number (1)

ICON Funds                           1933 Act: 333-14927
                                     1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of November, 2005.

/s/ Craig T. Callahan
--------------------------
Craig T. Callahan, Trustee

                           POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to
the Registration   Statement   of  the   hereinafter   described   entity
as  such attorney-in-fact, or any one of them, may deem appropriate:

Registrant                        Registration Number (1)

ICON Funds                        1933 Act:  333-14927
                                  1940 Act:  811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of November, 2005.

/s/ Glen Bergert
---------------------
Glen Bergert, Trustee

                          POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments
to the Registration   Statement   of  the   hereinafter   described   entity
as  such attorney-in-fact, or any one of them, may deem appropriate:

Registrant                        Registration Number (1)

ICON Funds                        1933 Act: 333-14927
                                  1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of November, 2005.

/s/ Jonathan F. Zeschin
----------------------------
Jonathan F. Zeschin, Trustee

                         POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments
to the Registration   Statement   of  the   hereinafter   described   entity
as  such attorney-in-fact, or any one of them, may deem appropriate:

Registrant                      Registration Number (1)

ICON Funds                      1933 Act: 333-14927
                                1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of November, 2005.

/s/ John C. Pomeroy, Jr.
-----------------------------
John C. Pomeroy, Jr., Trustee

                       POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact  to execute and to file such  post-effective  amendments
to the Registration   Statement   of  the   hereinafter   described   entity
as  such attorney-in-fact, or any one of them, may deem appropriate:

Registrant                        Registration Number (1)

ICON Funds                        1933 Act: 333-14927
                                  1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of November, 2005.

/s/ Gregory Kellam Scott
-----------------------------
Gregory Kellam Scott, Trustee

                           POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact  to execute and to file such  post-effective  amendments
to the Registration   Statement   of  the   hereinafter   described   entity
as  such attorney-in-fact, or any one of them, may deem appropriate:

Registrant                     Registration Number (1)

ICON Funds                     1933 Act: 333-14927
                               1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of November, 2005.

/s/ R. Michael Sentel
--------------------------
R. Michael Sentel, Trustee